Exhibit 10.5

GUARANTY AGREEMENT

This unconditional guaranty (this “Guaranty”) is given as of this 5th day of November, 2013, pursuant to the terms and conditions of that certain Credit Agreement (hereinafter, the “Credit Agreement”) dated as of even date by and among THE GC NET LEASE (ATLANTA WINDY RIDGE) INVESTORS, LLC; THE GC NET LEASE (ATLANTA WILDWOOD I) INVESTORS, LLC; THE GC NET LEASE (ATLANTA WILDWOOD II) INVESTORS, LLC; THE GC NET LEASE (MASON SIMPSON) INVESTORS, LLC; THE GC NET LEASE (MASON DUKE) INVESTORS, LLC; THE GC NET LEASE (WESTERVILLE) INVESTORS, LLC; THE GC NET LEASE (DUBLIN) INVESTORS, LLC; THE GC NET LEASE (ARLINGTON CENTREWAY) INVESTORS, LLC; THE GC NET LEASE (IRVING) INVESTORS, LLC; THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC; THE GC NET LEASE (EAST HANOVER) INVESTORS, LLC; THE GC NET LEASE (INDIANAPOLIS) INVESTORS, LLC; THE GC NET LEASE (MILWAUKEE) INVESTORS, LLC; THE GC NET LEASE (NASHVILLE CENTURY) INVESTORS, LLC; THE GC NET LEASE (WAYNE) INVESTORS, LLC; THE GC NET LEASE (LYNNWOOD I) INVESTORS, LLC; THE GC NET LEASE (LYNNWOOD II) INVESTORS, LLC; and THE GC NET LEASE (MARYLAND HEIGHTS) INVESTORS, LLC; each a Delaware limited liability company, each having an address at do Griffin Capital Corporation, 2121 Rosecrans Avenue, Suite 3321, El Segundo, California 90245 (each a “Borrower” and collectively, the “Borrowers”), KEYBANK NATIONAL ASSOCIATION, a national banking association having an address at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110 as administrative agent (in its capacity as administrative agent, hereinafter, the “Agent”) on behalf of itself and certain other lending institutions which now are or hereafter become parties to the Credit Agreement (KeyBank National Association and such other lending institutions are collectively referred to as the “Lenders” and individually as the “Lender”), and the Lenders party thereto. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meaning herein as in the Credit Agreement.

FOR VALUE RECEIVED, and to induce Agent and the Lenders to enter into the Credit Agreement and to make the Loan to the Borrowers as provided for in the Credit Agreement and the other Loan Documents (the “Loan Arrangement”). GRIFFIN CAPITAL ESSENTIAL ASSET REFT, INC., a Maryland corporation with an address at c/o Griffin Capital Corporation, 2121 Rosecrans Avenue, Suite 3321, El Segundo, California 90245 (the “Guarantor”), hereby unconditionally agrees as follows:

1. Guaranty. Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees to Agent and each Lender the following obligations (hereinafter, the “Guaranteed Obligations”):

A. Specific Obligations. The Guarantor shall be liable for any loss, damage or liability suffered by Agent and the Lenders, to the extent the same arises out of any of the following (hereinafter, a “Guaranty Event”):

(i) Fraud by any Borrower or the Guarantor in connection with the operation of any Mortgaged Property, the making of the Loan, or any certificates or documents provided in connection therewith;

(ii) Breach of a material warranty or material representation with respect to the Guarantor;

(iii) Breach of a material warranty or material representation by the Borrower, which was known by Guarantor to be false when made, with respect to any Borrower or the Loan Arrangement;

(iv) So long as revenues from all of the Mortgaged Properties are made available to the Borrower, failure of the Borrower to pay taxes, assessments and any other charges which result in liens against any portion of any Mortgaged Property;

(v) So long as revenues from all of the Mortgaged Properties are made available to the Borrower, failure of any Borrower to pay when due any amounts for insurance premiums or to maintain the insurance coverage required by the Loan Documents;

(vi) Misappropriation by any Borrower of any insurance proceeds, and/or condemnation takings or awards, or, while any Event of Default is in existence, rental or other income, from any Mortgaged Property;

(vii) Imposition of any taxes, assessments, impositions, recording fees, and other governmental charges with respect to the recording of any Deed of Trust and/or the making of the Loan Arrangement;

(viii) The terms and conditions of the Environmental Indemnity;

(ix) Unless previously delivered to the Agent, the failure to deliver to the Agent or the applicable tenant any security deposit to the extent such tenant is lawfully entitled to receive a refund of such security deposit; or

(x) Distributions to the members, equity owners or shareholders of any Borrower of any rents, security deposits, or other income arising with respect to any Mortgaged Property covered by any Deed of Trust or other Loan Documents which occurs after the occurrence of an Event of Default, until such time, if ever, as such Event of Default may be waived by the Lenders.

B. Additional Obligations. Upon the occurrence of a Trigger Event (as defined hereunder), and notwithstanding the provisions set forth above. Guarantor, as a primary party and not merely as a surety, unconditionally and irrevocably guarantees to the Agent and the Lenders the prompt and full payment, and not merely the collectability, performance and observance of all Obligations as the same may be hereafter amended, modified, extended, renewed or recast, including, but not limited to the payment of the then outstanding principal balance of the Loan together with interest and other charges thereon as provided for in the Credit Agreement. As used herein, the term “Trigger Event” shall mean and refer to the occurrence of any of the following events:

(i) Any Borrower or its members or any person or entity having direct or indirect control of such Borrower’s members contests or in any way interferes with, directly or indirectly any foreclosure action, UCC sale and/or assignment or transfer in lieu of foreclosure transaction commenced by Agent or any Lender or with any other enforcement of Agent’s or any Lender’s rights, powers or remedies under any Deed of Trust or any of the other Loan Documents or under any document evidencing, securing or otherwise relating to any Mortgaged Property or any portion of the foregoing (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action or otherwise), unless the Borrower is in good faith contesting the existence of an Event of Default under the Loan;

(ii) Any Borrower or its members or any person or entity having direct or indirect control of such Borrower’s members initiates a voluntary filing with respect to such Borrower under the provisions of federal, state or other bankruptcy and insolvency law, consents to any such involuntary filing (other than an involuntary filing by the Agent), or votes adversely to Agent’s or any Lender’s interest in an involuntary filing with respect to such Borrower under the provisions of federal, state or other bankruptcy and insolvency law; or

(iii) The contesting or opposition by any Borrower, any member of a Borrower or Guarantor of any motion for relief from the automatic stay filed by the Agent or any Lender in any involuntary bankruptcy proceeding of any Borrower.

Upon the occurrence of any Guaranty Event or any Trigger Event, Agent may at its option proceed directly and at once, without further notice, against Guarantor hereunder, without proceeding against any of the Borrowers or any other person or other Collateral for the obligations secured by this Guaranty. Any sums payable by Guarantor hereunder shall bear interest at the Default Rate from the date of demand until the date paid.

If any of the Borrowers, or Guarantor if so required, shall fail or refuse to perform or continue performance of all of the Obligations of the Credit Agreement on the part of Borrowers to be kept and performed, then, if an Event of Default exists on account thereof under the Credit Agreement or this Guaranty, in addition to any other rights and remedies which Agent or any Lender may have hereunder or elsewhere, and not in limitation thereof. Agent at its option, may exercise any or all of its rights and remedies under the Credit Agreement and each other Loan Document.

This Guaranty shall survive and continue in full force and effect beyond and after the payment and satisfaction of the Guaranteed Obligations and the obligations of Borrowers in the event Agent or any Lender is required to disgorge or return any payment or property received as a result of any laws pertaining to preferences, fraudulent transfers or fraudulent conveyances, other than in any involuntary action filed by the Agent or at Agent’s request.

2. Waivers. Guarantor hereby waives and relinquishes to the fullest extent now or hereafter not prohibited by applicable law:

(i) all suretyship defenses and defenses in the nature thereof;

(ii) any right or claim of right to cause a marshalling of the assets of any Borrower or of any Collateral, or to cause Agent to proceed against any of the other security for the Guaranteed Obligations or the obligations of Borrowers before proceeding under this Agreement against Guarantor, or, if there shall be more than one Guarantor, to require Agent to proceed against any other Guarantor or any of Guarantors in any particular order;

(iii) until the satisfaction in full of the Obligations of the Borrowers to the Agent and the Lenders and the satisfaction in full of the Guaranteed Obligations, all rights and remedies, including, but not limited to, any rights of subrogation, contribution, reimbursement, exoneration or indemnification pursuant to any agreement, express or implied, or now or hereafter accorded by applicable law to indemnitors, guarantors, sureties or accommodation parties;

(iv) notice of the acceptance hereof, presentment, demand for payment, protest, notice of protest, or any and all notice of nonpayment, nonperformance, nonobservance or default, or other proof or notice of demand whereby to charge Guarantor therefor;

(v) the pleading of any Statute of Limitations as a defense to Guarantor’s obligations hereunder;

(vi) the right to a trial by jury in any matter related to this Guaranty; and

(vii) the benefit of all other provisions of law which may be validly waived.

Any and all payments made by the Borrowers, or any person other than Guarantor, and any and all payments, proceeds, credits or other sums received by Agent on account of the Loan Documents whether arising from the disposition of any Mortgaged Property or other Collateral, or otherwise, shall be applied by Agent first, without modifying, releasing or reducing the obligations of Guarantor hereunder, to reduce that portion of the principal of the Note and interest thereon not guaranteed by Guarantor hereunder, and only thereafter to the portion of the principal of the Note and the interest thereon guaranteed by Guarantor hereunder.

GUARANTOR, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS GUARANTY, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER IS GIVEN AS A MATERIAL INDUCEMENT TO AGENT AND THE LENDERS TO ACCEPT THIS GUARANTY AND TO MAKE THE LOAN.

3. Cumulative Rights. Agent’s and any Lender’s rights under this Agreement shall be in addition to, and not in limitation of, all of the rights and remedies of Agent and any Lender under the Loan Documents. All rights and remedies of Agent and any Lender shall be cumulative and may be exercised in such manner and combination as Agent and any Lender may determine.

4. No Impairment. The liability of Guarantor hereunder shall in no way be limited or impaired by, and Guarantor hereby assents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents to or with Agent and any Lender by the Borrowers. In addition, the liability of Guarantor under this Guaranty and the other Loan Documents shall in no way be limited or impaired by:

(i) any extensions of time for performance required by any of the Loan Documents;

(ii) any amendment to or modification of any of the Loan Documents;

(iii) any sale or assignment of the Loan or any sale, assignment or foreclosure of any Deed of Trust or any sale, transfer or exchange of all or part of any Mortgaged Property;

(iv) except as expressly set forth herein, any exculpatory, or nonrecourse, or limited recourse, provision in any of the Loan Documents limiting Agent and any Lender’s recourse to any Mortgaged Property encumbered by any Deed of Trust or to any other property or limiting Agent and any Lender’s rights to a deficiency judgment against the Borrowers or any other person or entity;

(v) the accuracy or inaccuracy of any of the representations or warranties made by or on behalf of any Borrower, any members of the Borrowers, or Guarantor, under any Loan Document or otherwise;

(vi) the release of any Borrower, any members of any Borrower, or any other person or entity, from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law. Agent’s or any Lender’s voluntary act, or otherwise;

(vii) the filing of any bankruptcy or reorganization proceeding by or against any Borrower, any members of any Borrower;

(viii) the release or substitution in whole or part of any collateral or security for the obligations or the Guaranteed Obligations;

(ix) Agent’s failure to record any Deed of Trust or file any UCC financing statements, or Agent’s improper recording or filing of any thereof, or Agent’s failure to otherwise perfect, protect, secure, or insure any security interest or lien given as security for the Obligations;

(x) Intentionally omitted;

(xi) the invalidity or unenforceability of all or any portion of any of the Loan Documents as to any Borrower or any other person or entity.

Any of the foregoing may be accomplished with or without notice to the Borrowers, any member of any of the Borrowers or any Guarantor and with or without consideration.

5. Delay Not Waiver. No delay on Agent’s or any Lender’s part in exercising any right, power or privilege hereunder or under any of the Loan Documents shall operate as a waiver of any such privilege, power or right. No waiver by Agent or any Lender in any instance shall constitute a waiver in any other instance.

6. Warranties and Representations. Guarantor warrants and represents to Agent and each Lender for the express purpose of inducing Agent and the Lenders to enter into the Credit Agreement, to make the Loan, to accept this Guaranty, and to otherwise complete the transactions contemplated by the Credit Agreement that, as of the date of this Guaranty and at all times thereafter until the Loan is repaid and all Guaranteed Obligations to Agent and the Lenders have been satisfied in full, as follows;

(i) Incorporation by Reference. Each warranty and representation made by the Borrowers with respect to the Guarantor in the Credit Agreement or by the Borrowers and Guarantor in the Environmental Indemnity is true, accurate and complete in all material respects and is incorporated herein by reference.

(ii) No Violation. The payment and performance by Guarantor of Guarantor’s obligations under this Guaranty and the Environmental Indemnity do not and shall not constitute a violation of any law, order, regulation, contract or agreement to which Guarantor is a party or by which Guarantor or Guarantor’s property may be bound.

(iii) Financial Information. True and complete copies of the financial statements of the Guarantor have been delivered to Agent and each of the same are true, accurate and complete and fairly present in all material respects Guarantor’s financial condition as of the dates thereof and no material and adverse change has occurred in the Guarantor’s financial condition or business since the respective dates thereof; and each financial statement of each Guarantor submitted in the future shall be true, accurate and complete and shall fairly present in all material respects Guarantor’s financial condition as of the dates thereof;

(iv) Valid and Binding. Each of the Loan Documents to which Guarantor is a party constitutes Guarantor’s legal, valid and binding obligation in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and with respect to the availability of remedies of specific enforcement subject to the discretion of the court before which proceedings therefor may be brought.

(v) No Litigation. There is no material litigation now pending or, to the best of Guarantor’s knowledge threatened in writing, against Guarantor which, if adversely decided would materially impair the ability of Guarantor to pay and perform the Guarantor’s obligations under this Guaranty or the Environmental Indemnity. There is no litigation (whether or not material) pending, or threatened in writing, against Guarantor in which the amount in controversy exceeds $250,000.00 which is not either: (i) covered by adequate insurance, or (ii) previously disclosed in writing to Agent together with a written explanation of why such litigation is not material.

(vi) Material Economic Benefit. The granting of the Loan to the Borrowers will constitute a material economic benefit to Guarantor.

7. Notices. All notices shall be given in the manner provided for, and shall be effective in accordance with the provisions of Section 9.01 of the Credit Agreement. Any notice or other communication sent in connection with this Guaranty shall be addressed to Agent, Borrower or any Lender at the addresses set forth in the Credit Agreement or, if to Guarantor at its address below:

If to Guarantor:

Griffin Capital Essential Asset REIT, Inc.

2121 Rosecrans Avenue, Suite 3321

El Segundo, California 90245

Attention: Joseph E. Miller

Facsimile: (310) 606-5910

with copies by regular mail or such hand delivery to:

Griffin Capital Corporation

790 Estate Drive, Suite 180

Deerfield, Illinois 60015

Attention: Mary Higgins, General Counsel

Facsimile: (847) 267-1237

Any such addressee may change its address for such notices to any other address in the United States as such addressee shall have specified by written notice given as set forth above.

8. No Oral Change. No provision of this Agreement may be changed, waived, discharged, or terminated orally (in person or by telephone) or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver or discharge or termination is sought.

9. Parties Bound; Benefit. This Guaranty shall be binding upon Guarantor and Guarantor’s respective successors and assigns and shall be for the benefit of Agent and each Lender, and of any subsequent holder of Agent’s or any Lender’s interest in the Loan and of any owner of a participation interest therein. In the event the interest of Lender under the Loan Documents is sold or transferred, then the liability of the Guarantor to Agent or such Lender shall then be in favor of both Agent or the Lender originally named herein and each subsequent holder of Agent’s or Lender’s interest therein, to the extent of their respective interests.

10. Partial Invalidity. Each of the provisions hereof shall be enforceable against Guarantor to the fullest extent now or hereafter not prohibited by applicable law. The invalidity or unenforceability of any provision hereof shall not limit the validity or enforceability of each other provision hereof.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of law. In addition, the fact that portions of the Loan Documents may include provisions drafted to conform to the applicable law of the state in which each Mortgaged Property is located is not intended, nor shall it be deemed, in any way to derogate the parties’ choice of law as set forth herein. Agent and Lenders may enforce their rights hereunder and under the other Loan Documents, including, but not limited to, its rights to sue Guarantor or to collect any outstanding indebtedness in accordance with applicable law. It is understood and agreed that this Guaranty and all of the other Loan Documents were negotiated, executed and delivered in the State of New York which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

12. Consent to Jurisdiction. Guarantor hereby irrevocably submits to the nonexclusive personal jurisdiction of any New York State Court or any Federal Court sitting in New York over any suit, action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees and consents that in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal Court sitting in New York may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated in Section 7 above and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

13. Financial Statements and Reports. Guarantor shall furnish, or cause to be furnished to Agent, on behalf of the Lenders, such financial and other information as set forth in the Credit Agreement and as Agent may reasonably require from time to time.

14. Additional Covenants of the Guarantor. Guarantor shall pay, perform, observe and comply with all of the obligations, terms, covenants and conditions set forth in this Guaranty, the Environmental Indemnity and any other Loan Documents to which Guarantor is a party and by any provisions of the Credit Agreement specifically applicable to Guarantor, subject nevertheless, in each instance, to the terms of this Guaranty.

15. Subordination.

15.1 Except as may be otherwise specifically provided for in the Credit Agreement with respect to Permitted Distributions, any indebtedness of the Borrowers to Guarantor, or to any affiliated entity, with respect to any Mortgaged Property or otherwise now or hereafter existing together with any interest thereon shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior, full and Non-Contestable Payment and satisfaction of all Obligations of the Borrowers to the Lender. Payment and satisfaction of Obligations shall be deemed “Non-Contestable Payment” only upon such payment and satisfaction and the expiration of all periods of time within which a claim for the recovery of a preferential payment, or fraudulent conveyance, or fraudulent transfer” in respect of payments received by Agent or any Lender as to the Obligations could be filed or asserted with: (A) no such claim having been filed or asserted, or (B) if so filed or asserted, the final, non-appealable decision of a court of competent jurisdiction denying the claim or assertion.

15.2 Except as may be otherwise specifically provided for in the Credit Agreement with respect to Permitted Distributions, at all times until the full and Non-Contestable Payment and satisfaction of the Obligations (and including interest accruing on the Note after the commencement of a case by or against any Borrower under the Bankruptcy Code now or hereafter in effect, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor or any affiliated entity notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code, as now or hereafter in effect, generally). Guarantor, and each affiliated entity, agrees not to accept any payment toward, or satisfaction for, any kind of indebtedness of any Borrower to Guarantor, or any affiliated entity, and hereby assigns such indebtedness to Agent, on behalf of the Lenders, including, but not limited to, the right to file proofs of claim and to vote thereon in connection with any such case under the Bankruptcy Code, as now or hereafter in effect, and the right to vote on any plan of reorganization.

15.3 Any mortgage, security interest, lien or charge on the Collateral, all rights therein and thereto, and on the revenue and income to be realized therefrom, which Guarantor, or any affiliated entity, may have or obtain as security for any loans, advances, indebtedness or costs in connection with the construction and completion of the Improvements, or otherwise, shall be, and such mortgage, security interest, lien or charge hereby is, subordinated to the Deed of Trust and to the full and Non-Contestable Payment and satisfaction of all Obligations of the Borrowers to Agent and the Lenders.

15.4 In addition to the foregoing, and not in limitation thereof, any claims of Guarantor, or any affiliated entity, of subrogation, contribution, reimbursement, exoneration, indemnification, or reimbursement arising out of any payment made on this Guaranty, whether such claim is based upon an express or implied contract, or operation of law, are hereby waived.

16. Legal Fees, Costs and Expenses. Guarantor further agrees to pay upon demand all costs and expenses reasonably incurred by Agent and any Lender or any of their successors or assigns in connection with enforcing any of the rights or remedies of Agent or any Lender, or such successors or assigns, under or with respect to this Guaranty including, but not limited to, reasonable attorneys’ fees and the out-of-pocket expenses and disbursements of such attorneys. Any such amounts which are not paid within fifteen (15) days of demand therefor shall bear interest at the Default Rate from the date of demand until paid.

17. Setoff. Guarantor hereby grants to Agent and the Lenders, a continuing lien, security interest and right of setoff as security for the Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lenders or any entity under the control of KEYBANK NATIONAL ASSOCIATION and its successors and assigns, or in transit to any of them with respect to the Mortgaged Properties. At any time, without demand or notice (any such notice being expressly waived by Guarantor), Agent and the Lenders may set off the same (from accounts held for or on behalf of any Borrower owning a Mortgaged Property) or any part thereof and apply the same to the Obligations though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE AGENT AND THE LENDERS TO EXERCISE THEIR RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING THEIR RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWERS OR GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

[SIGNATURE PAGE TO FOLLOW]

Witness the execution and delivery hereof as an instrument under seal as of the date first set forth above and delivered at Boston, Massachusetts.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT,
INC., a Maryland corporation

By:	/s/ Joseph E. Miller
Name:	Joseph E. Miller
Title:	Chief Financial Officer